SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 31, 2000

                             ANAREN MICROWAVE, INC.
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             (Exact name of registrant as specified in its charter)

NEW YORK                            0-6620                        16-0928561
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(State or Other            (Commission File Number)           (I.R.S. Employer
Jurisdiction of                                              Identification No.)
Incorporation)

        6635 KIRKVILLE ROAD, EAST SYRACUSE, NEW YORK           13057
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          (Address of Principal Executive Offices)          (Zip code)

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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

      On July 31, 2000, Anaren Microwave, Inc. (the "Company") issued a press release announcing its acquisition of substantially all of the assets of Ocean Microwave Corporation, a privately-held New Jersey-based manufacturer of ferrite isolators and circulators. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(C) Exhibits.

        Exhibit No.                          Description
        -----------                          -----------

             99.1          Press Release, dated July 31, 2000, of the Company

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ANAREN MICROWAVE, INC.

                                           By: /S/ David M. Ferrara
                                               --------------------
                                           Name: David M. Ferrara
                                           Title: General Counsel and Secretary

                                                                    Exhibit 99.1
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Contact: Lawrence A. Sala
President & CEO
Joseph Porcello
Vice President, Finance
July 31, 2000
(315) 432-8909

           ANAREN ACQUIRES THE BUSINESS OF OCEAN MICROWAVE CORPORATION

      SYRACUSE, N.Y., July 31 /PRNewswire/ -- Anaren Microwave, Inc. today announced that it has acquired substantially all of the assets of Ocean Microwave Corporation, a privately held New Jersey based manufacturer of ferrite isolators and circulators. "Ocean Microwave Corporation has developed an innovative line of products targeting high volume wireless applications. This acquisition will further strengthen and expand Anaren's microwave power product line enabling the Company to better serve our wireless OEM customers," said Lawrence A. Sala, Anaren President & CEO. In addition to expanding Anaren's component product line, Anaren will integrate Ocean's technology into higher level assemblies and subsystems. Anaren will operate the acquired Ocean Microwave business through the Company's newly formed subsidiary, Anaren Power Products, Inc. This acquisition will be accounted for as a purchase acquisition.

      Statements contained in this news release which are not of historical information are "Forward-looking" statements pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties that are described in more detail in Anaren's Annual Report and in Anaren's Form 10-K and 10-Q reports, and exhibits to those Reports, and other reports and documents filed with the Securities and Exchange Commission.

      Anaren designs, develops, manufactures and sells complex microwave signal distribution networks and components for the wireless communications, satellite communications and defense electronic markets.